UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2008

Hydromer, Inc. (Exact name of registrant as specified in its chapter)

New Jersey (State or other jurisdiction of incorporation)	0-10683 (Commission File Number)	22-2303576 (IRS Employer Identification No.)

35 Industrial Parkway Branchburg, N.J. (Address of principal executive offices)	08876 (Zip Code)

Registrant's telephone number, including area code (908) 722 – 5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. Other Events

Press Release Announcing a Coatings Services and Supply Agreement for Stent Placement Catheters with Medinol Ltd.

EXHIBIT INDEX

Exhibit No.                            Description of Exhibit

99.33                           Press Release issued September 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

_______Hydromer, Inc._______ Registrant _______/s/ Robert Y. Lee_______
Date __ September 3, 2008____	Robert Y. Lee Chief Financial Officer